SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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To the Stockholders of Onsite Energy Corporation:

On behalf of Onsite Energy Corporation, a Delaware corporation (“Onsite”), I would like to invite you to attend the 2002 Annual Meeting of the Stockholders of Onsite. The meeting will be held on Thursday, December 5, 2002, at 8:00 a.m. (Pacific Standard Time) at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, California 92008.

The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement set forth the matters to be considered and acted upon at the meeting. The Proxy Statement contains important information concerning the election of directors and the ratification of Onsite’s selection of independent auditors. The Board recommends your approval of these proposals. Additional information about these proposals is included in the accompanying materials, and I urge you to read these carefully, and to give all of these matters your close attention.

I hope that you will be able to attend the meeting. If you cannot attend the meeting, however, it is important that your shares be represented. Accordingly, I urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, withdraw your proxy if you attend the meeting and choose to vote in person.

Thank you for your continued commitment to Onsite.

Very truly yours,

ONSITE ENERGY CORPORATION

Richard T. Sperberg President and Chief Executive Officer

October 24, 2002

ONSITE ENERGY CORPORATION
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009
760/931-2400

NOTICE OF THE 2002 ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 5, 2002

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of the Stockholders of Onsite Energy Corporation, a Delaware corporation (“Onsite”), will be held on Thursday, December 5, 2002, at 8:00 a.m. (Pacific Standard Time). The meeting will be held at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, California 92008, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

1.	To elect two directors to hold office until the 2004 Annual Meeting of Stockholders and until their successors are elected and qualified;

2.	To ratify the selection of Swenson Advisors, LLP, as independent auditors; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record of Class A Common Stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock at the close of business on October 16, 2002, are entitled to notice of and to vote on the above proposals at the 2002 Annual Meeting of the Stockholders.

By Order of the Board of Directors

ONSITE ENERGY CORPORATION

Audrey Nelson Stubenberg Secretary

October 24, 2002

YOU ARE CORDIALLY INVITED TO ATTEND ONSITE’S 2002 ANNUAL MEETING OF STOCKHOLDERS. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT
of
ONSITE ENERGY CORPORATION
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009
760/931-2400

Information Concerning the Solicitation

This Proxy Statement is furnished to the stockholders of Onsite Energy Corporation, a Delaware corporation (“Onsite”), in connection with the solicitation of proxies on behalf of Onsite’s Board of Directors for use at Onsite’s 2002 Annual Meeting of the Stockholders (the “Meeting”), including any adjournments thereof. The Meeting will be held on Thursday, December 5, 2002, at 8:00 a.m. (Pacific Standard Time), at the Grand Pacific Palisades Resort, 5805 Armada Drive, Carlsbad, California 92008. Only stockholders of record on October 16, 2002, are entitled to notice of and to vote at the Meeting.

The proxy solicited hereby (if properly signed and returned to Onsite, and not revoked prior to its use) will be voted at the Meeting in accordance with its instructions. Absent any contrary instructions, each proxy received will be voted “FOR” the nominees for the Board of Directors and “FOR” the ratification of the selection of Swenson Advisors, LLP, as Onsite’s independent auditors. Additionally, each proxy received will be voted (at the proxy holders’ discretion) on such other matters, if any, that may properly come before the Meeting (including any proposal to adjourn the Meeting).

Any stockholder giving a proxy may revoke it at any time before it is exercised. To revoke a proxy, a stockholder must either (i) file with Onsite written notice of its revocation (addressed to the Secretary, Onsite Energy Corporation, 701 Palomar Airport Road, Suite 200, Carlsbad, CA 92009); (ii) submit a duly executed proxy bearing a later date; or (iii) appear in person at the Meeting and give the Secretary notice of the stockholder’s intention to vote in person.

Onsite bears the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials are furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of Onsite’s Class A Common Stock. In addition to the solicitation of proxies by mail, some of the officers, directors, employees and agents of Onsite may, without additional compensation, solicit proxies by telephone or personal interview. Onsite bears the cost of these additional solicitations.

A copy of Onsite’s Annual Report on Form 10-KSB for the year ended June 30, 2002, accompanies this Proxy Statement and proxy card.

This Proxy Statement and proxy card were first mailed to stockholders on or about October 24, 2002.

Record Date and Voting Rights

Onsite is authorized to issue up to 37,999,000 shares of Class A Common Stock, par value $0.001, 1,000 shares of Class B Common Stock, par value $0.001, and 2,000,000 shares of preferred stock, par value $0.001. As of October 7, 2002, 21,735,739 shares of Class A Common Stock were issued and outstanding. No shares of Class B Common Stock, Series A Convertible Preferred Stock, Series B Convertible Preferred Stock or Series D Convertible Preferred Stock are outstanding. In October 2000, Onsite exercised its rights under a Share Repurchase Agreement to repurchase all of the issued and outstanding shares of Series D Convertible Preferred Stock (157,000 shares) for $0.001 per share of Series D Convertible Preferred Stock. Additionally, 649,120 shares of Series C Convertible Preferred Stock and 50,000 shares of Series E Convertible Preferred Stock are outstanding.

Each share of Class A Common Stock is entitled to one vote on all matters submitted for stockholder approval. Each share of Series C Convertible Preferred Stock and Series E Convertible Preferred Stock is entitled to vote on all matters submitted for stockholder approval as if each share was converted into Class A Common Stock. Each share of Series C Convertible Preferred Stock is convertible into five shares of Class A Common Stock and is entitled to the equivalent of five votes on all matters submitted for stockholder approval. Each share of Series E Convertible Preferred Stock is convertible into 100 shares of Class A Common Stock and is entitled to the equivalent of 100 votes on all matters submitted for stockholder approval. The Class A Common Stock, the Series C Convertible Preferred Stock and the Series E Convertible Preferred Stock vote together as one class.

The record date for determination of stockholders of Class A Common Stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock entitled to notice of and to vote at the Meeting is October 16, 2002. Onsite’s Certificate of Incorporation does not provide for cumulative voting.

A majority of the outstanding shares of Class A Common Stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. Nominees for director receiving the greatest number of votes in favor of their election (a plurality) will be elected to serve as directors for the two available seats on Onsite’s Board of Directors. The approval of all other proposals requires the votes for the proposal to be greater than the number of votes opposing the proposal. Under Delaware law, abstentions and broker non-votes shall be counted for the purpose of determining quorum. Broker non-votes, however, will not be counted for purposes of calculating voting shares, but abstentions will be counted toward calculating voting shares.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General Information

At the Meeting, stockholders will be asked to elect Messrs. H. Tate Holt and Frank J. Mazanec as directors of the first class to serve until the 2004 annual meeting and until their successors are elected and qualified. Under Article III, Section 2 of Onsite’s Bylaws, the authorized number of directors is required to be between five and 11, as set by the Board of Directors. The Board has fixed the current number at five. As discussed below, one vacancy currently exists on the Board to be filled solely by the terms of a Stockholders Agreement with Westar Capital, Inc. (nka Westar Industries, Inc.) (“Westar Industries”), a wholly-owned subsidiary of Westar Energy, Inc. (fka Western Resources, Inc.).

The Board of Directors is divided into two classes. The first class currently consists of three directors and the second class currently consists of two directors. Each class expires in alternating years. Directors of the first class were elected at the 2000 annual meeting of stockholders (held on January 11, 2001) to hold office for a term scheduled to expire at the Meeting and until their successors are elected and qualified. Directors of the second class were elected at the 2001 annual meeting of stockholders (held on December 6, 2001) to hold office for a term scheduled to expire in 2003 and until their successors are elected and qualified. The directors elected at the Meeting will hold office for a term expiring at the 2004 annual meeting and until their respective successors have been duly elected and qualified.

In October 1997, Onsite entered into a Stock Subscription Agreement with Westar Industries. Under the Stock Subscription Agreement, Westar Industries purchased 2,000,000 shares of Onsite Class A Common Stock at $0.50 per share, and 200,000 shares of Onsite Series C Convertible Preferred Stock at $5 per share. Additionally, under the terms of the Stock Subscription Agreement and related agreements (some of which and some provisions of which expire by their terms on or about October 28, 2002), Westar Industries has the right to elect no less than one director to Onsite’s Board of Directors. Since December 1998, Westar Industries has not exercised this right.

Further, Westar Industries entered into a Stockholders Agreement with certain principal stockholders of Onsite that held, in the aggregate with Westar Industries, more than 50% of the voting stock of Onsite. Under the terms of the Stockholders Agreement, (i) Westar Industries has the right to nominate a number of directors equal to the number of directors that Westar Industries would have the ability to elect if Onsite utilized cumulative voting (and without regard to classes of directors) less one (but not less than one director) and the principal stockholders to the Stockholders Agreement have agreed to vote for Westar Industries’ nominees; and (ii) Westar Industries has agreed to vote for the remaining nominees selected by Onsite’s Nominating Committee. However, this Stockholders Agreement expires by its terms on or about October 28, 2002. Additionally, under the Certificate of Designations for the Series C Convertible Preferred Stock if, at any time, four or more quarterly dividends, whether or not consecutive, on the Series C Convertible Preferred Stock are in default, Westar Industries, as the holder of the Series C Convertible Preferred Stock, is entitled to elect the smallest number of directors as would constitute a majority of the Board of Directors. While Onsite has been unable to pay more than four quarterly dividends, as of the date of this Proxy Statement Westar Industries has not exercised its right to elect a majority of the Board of Directors.

As discussed above, Westar Industries has not elected to exercise its right to designate a director. With the current number of directors fixed at five, one vacancy currently exists on the Board.

Unless authority is withheld, the enclosed proxy will be voted FOR the above nominees. In the event that any nominee should unexpectedly decline or be unavailable to act as a director, the enclosed proxy may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees will become unavailable, and has no present intention to nominate any person in addition to, or in lieu of, the nominees.

The Board of Directors held seven meetings during the last fiscal year. Both of the nominees for director attended at least 75% of all meetings of the Board of Directors and meetings of committees on which they serve or served.

Committees of the Board of Directors

During the 2002 fiscal year, Messrs. Charles C. McGettigan and Holt comprised the Audit Committee; Messrs. McGettigan and Holt comprised the Compensation Committee; and Messrs. McGettigan and Richard T. Sperberg comprised the Nominating Committee. Mr. McGettigan has served as the Chairman of the Board since December 1994.

The Audit Committee, comprised of two non-employee directors (Messrs. McGettigan and Holt), reviews Onsite’s internal accounting procedures, consults with and reviews the services provided by Onsite’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. Both Mr. McGettigan and Mr. Holt are independent within the definition of Rule 4200(a)(14) of the NASD’s listing standards. However, the NASD has proposed certain rule changes that may impact this determination in the future. The Audit Committee previously adopted a written Charter, a copy of which was included in last year’s Proxy Statement. The Compensation Committee administers Onsite’s 1993 Stock Option Plan and Onsite’s 2001 Equity Incentive Plan, and approves certain employees’ compensation. The Nominating Committee acts as the selection committee to nominate candidates for election to the Board of Directors. The Nominating Committee will consider nominees recommended by stockholders provided the information required by Item 401 of Regulation S-B for any stockholder nominee is received by Onsite, addressed to Onsite’s Secretary, Audrey Nelson Stubenberg, no later than June 28, 2003.

Report of the Audit Committee

The Audit Committee reviews Onsite’s internal accounting procedures, consults with and reviews the services provided by Onsite’s independent accountants and makes recommendations to the Board of Directors regarding the selection of independent accountants. In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

The Committee discussed with the independent auditors the auditors’ independence from the management of Onsite, and received an oral report but has not received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1. The independent auditors have advised the Committee that such disclosures and the requisite letter are forthcoming.

After the review and discussions mentioned above, the Audit Committee recommended to the Board that the audited financial statement be included in Onsite’s Annual Report on Form 10-KSB.

Respectfully submitted,

Onsite Energy Corporation Audit Committee

Charles C. McGettigan
H. Tate Holt

Directors Nominated for Election

The following table sets forth certain business information for the last five years about the individuals nominated by the Board of Directors for election at the Meeting (Messrs. Holt and Mazanec):

Nominee	Age	Director Since
H. Tate Holt	50	1994
Frank J. Mazanec	54	2000

Background of Nominees

H. Tate Holt.    Mr. Holt has been a director of Onsite since May 1994. From December 2000 to approximately August 2002, Mr. Holt served as the President and Chief Executive Officer of dvGarage, a digital media company. Prior to joining dvGarage, from June 1999 through 2000 Mr. Holt served as the President and Chief Executive Officer of Newstar Ltd., a development stage company seeking to market meter reading services via satellite. From July 1990 through August 1999, Mr. Holt was the President of Holt & Associates, a corporate growth management consulting firm. In his position with Holt & Associates, Mr. Holt assisted small and medium-sized clients in developing and achieving aggressive growth targets. Mr. Holt is the author of the book “The Business Doc—Prescriptions for Growth.” He holds an A.B. from Indiana University.

Frank J. Mazanec.    Mr. Mazanec has served as a director of Onsite since August 2000, and was employed by Onsite and its predecessor, Onsite Energy Corporation, a California corporation (“Onsite-Cal”), from 1991 through October 2002. Mr. Mazanec currently is transitioning to the role of consultant to Onsite, and also currently serves as a consultant to Waste Management, Inc. Mr. Mazanec, a licensed professional engineer in Colorado, continues to serve as Senior Vice President of Onsite. For over 20 years, he has developed and managed over $100,000,000 in energy generation, waste management and environmental projects. Mr. Mazanec has a Bachelor of Science in Civil Engineering from the University of Vermont, a Bachelor of Science in

Economics and Finance from Fairleigh Dickinson University, and a Master of Business Administration from the University of Southern California.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR THE NOMINEES IN THE ELECTION OF DIRECTORS.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS

On October 15, 2001, Onsite engaged the accounting firm of Swenson Advisors, LLP (“Swenson”), as Onsite’s independent certifying accountants for the fiscal year ending June 30, 2002. Onsite’s previous independent public accountants, Hein + Associates LLP (“Hein”), served from July 1995 to October 2001. The Board of Directors reserves the right each year to seek competitive bids for Onsite’s annual audit in a continuing effort by both the Board and management to look for ways to reduce costs. As a result, the Board sought competitive bids for the fiscal year 2002 audit. Based on a review of several accounting firms, the Board then selected Swenson, which has public company auditing experience. The selection of Swenson was recommended by the Audit Committee and approved by the Board of Directors.

Based on Swenson’s service to Onsite during fiscal year 2002, the Audit Committee recommended that Onsite engage Swenson as Onsite’s independent certifying accountants for the fiscal year ending June 30, 2003. This was approved by the Board on October 8, 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS.

DIRECTORS AND EXECUTIVE OFFICERS

Current Directors

The following table sets forth certain business information for the last five years with respect to the persons currently serving as directors of Onsite (including those whose terms expire at the Meeting (Messrs. Holt and Mazanec) and those whose terms do not expire until the next annual meeting of stockholders in 2003 (Messrs. McGettigan and Sperberg)).

Directors	Age	Director Since
Charles C. McGettigan	57	1993
H. Tate Holt	50	1994
Richard T. Sperberg	51	1982	(1)
Frank J. Mazanec	54	2000

(1)	Includes time of service with Onsite-Cal.

Background of Current Directors

For the backgrounds of Messrs. Holt and Mazanec, see Directors Nominated for Election above.

Charles C. McGettigan.    Mr. McGettigan has been a director of Onsite since its inception in 1993, and began serving as the Chairman of the Board in December 1994. He was a founding partner in 1991 and is a general partner of Proactive Investment Managers, L.P., which is the general partner of Proactive Partners, L.P., a merchant banking fund. Mr. McGettigan co-founded McGettigan, Wick & Co., Inc., an investment banking firm, in 1988. He currently serves on the Boards of Directors of Cuisine Solutions, Inc., Modtech, Inc., Psychiatric Solutions, Inc., Sonex Research, Inc., and Tanknology—NDE Corporation. Mr. McGettigan is a graduate of Georgetown University and received his Master of Business Administration from the Wharton School of the University of Pennsylvania.

Richard T. Sperberg.    Mr. Sperberg has been a director and the Chief Executive Officer of Onsite since its inception, and also served as Onsite’s President from its inception through October 1998, and was re-elected President in June 2000. Mr. Sperberg also served as Onsite’s Chief Financial Officer from May 1997 through July 1998. In 1982, Mr. Sperberg co-founded Onsite-Cal, and served as President, Chief Executive Officer and a director until February 1994, when Onsite-Cal and Western Energy Management, Inc. (“WEM”), reorganized into Onsite Energy Corporation. Mr. Sperberg has been involved in project and executive management responsible for energy efficiency, advanced energy technologies, alternative energy and cogeneration projects for over 30 years, with specific management experience with Onsite, the Gas Research Institute, and the U.S. Department of Energy and its predecessor agencies. Mr. Sperberg previously served as the President, and served on the Boards of Directors, of the American Cogeneration Association and the San Diego Cogeneration Association, currently serves as a director of the National Association of Energy Service Companies (“NAESCO”), and served as the President of NAESCO from 1997 to 1999. He holds a Masters of Science in Nuclear Engineering from the University of California, Los Angeles, and a Bachelor of Science in Nuclear Engineering from the University of California, Santa Barbara.

Executive Officers

The following table sets forth certain business information for the last five years with respect to the current executive officers of Onsite.

Name	Positions with Onsite	Age	Office Held Since
Richard T. Sperberg	President and Chief Executive Officer	51	1982	(1)
Paul E. Blevins	Chief Financial Officer	43	2001
Frank J. Mazanec	Senior Vice President	54	1992	(1)
Elizabeth T. Lowe	Vice President	39	1997
Gregory E. Maynard	Vice President	55	2001
Audrey Nelson Stubenberg	Secretary/General Counsel	39	1998

(1)	Includes time of service with Onsite-Cal and, for Mr. Mazanec, service as Vice President of Onsite.

Executive officers are elected periodically by the Board of Directors and serve at the pleasure of the Board. No family relationship exists between any of the officers or directors.

Background of Executive Officers

For the business background of Mr. Sperberg, see Background of Current Directors above. For the business background of Mr. Mazanec, see Directors Nominated for Election above.

Paul E. Blevins.    Mr. Blevins joined Onsite in March 2001 as Chief Financial Officer, and has over 14 years of experience serving in senior financial and operating management positions with growth-oriented technology based firms. He has experience with public reporting and has assisted several companies during transition and growth periods. Prior to joining Onsite, from 1994 to 2000, Mr. Blevins served as Vice President and Chief Financial Officer for Space Electronics Inc. (“SEI”), a semiconductor manufacturing company. His responsibilities included executive management of SEI’s financial and manufacturing functions, as well as day-to-day operating responsibility for two of SEI’s three operating business units. Mr. Blevins is a Certified Public Accountant and holds an A.B. in economics with honors from Stanford University.

Elizabeth T. Lowe.    As Vice President, Ms. Lowe heads up Onsite’s Northern California office. She is responsible for marketing, sales, operations and regulatory representation throughout California, as well as targeted national account strategies and projects in other regions of the western United States, including Colorado and Texas. Ms. Lowe also adds to Onsite’s consulting capabilities in the areas of natural gas and electricity purchases and overall customer strategies to reduce energy costs. Ms. Lowe joined Onsite in 1997. Prior to joining Onsite, from 1996 to 1997 Ms. Lowe served as Vice President of Western Operations for DukeSolutions, Inc. (formerly Duke/Louis Dreyfus), heading up the Western region operations for this Duke Energy subsidiary. Prior to joining DukeSolutions, Ms. Lowe spent 10 years in energy and environmental consulting, and from 1991 to 1996 developed and directed Barakat & Chamberlin’s Corporate Energy Management practice. Ms. Lowe is an associate member of the California Manufacturers Association and the California League of Food Processors, and is the President of the Power Association of Northern California. Ms. Lowe earned a Master of Environment Management in Resource Economics and Policy from Duke University’s Nicholas School of Environment and a Bachelor of Arts in Public Policy Studies from Duke University’s School of Policy Studies and Public Affairs.

Gregory E. Maynard.    Mr. Maynard currently serves as Onsite’s Vice President, Project Implementation. Having joined Onsite in September 2001, he brings to Onsite over 30 years of experience in the energy industry. Prior to joining Onsite, Mr. Maynard served as the Western Region Director of Engineering for Sempra Energy Solutions (“Sempra”) in Los Angeles, California (2000 through August 2001) and as a Senior Project Engineer for Sempra in San Diego, California (1997 to 2000), where his duties included managing engineering staff in all aspects of support for delivery and operations functions on projects. From 1994 to 1997, Mr. Maynard served as a Staff Engineering Consultant for San Diego Gas & Electric Company, where he was responsible for the identification and engineering analysis of demand-side management (DSM) projects. Mr. Maynard also has served as project manager and an officer with controls companies and engineering companies, and from 1980 through 1986 was a principle in the engineering consulting firm, Maynard and Associates, the successor to Vidal, Maynard and Associates. He is a licensed professional engineer in California and Oregon, is a member of the Association of Energy Engineers (“AEE”), and is an AEE Certified Energy Manager (CEM). Mr. Maynard holds a Bachelor of Aerospace Engineering from Georgia Institute of Technology and an Master of Business Administration from the University of Pittsburgh.

Audrey Nelson Stubenberg, Esq.    Ms. Nelson Stubenberg has over 13 years experience as a practicing transactional attorney and currently serves as Onsite’s Secretary and General Counsel. She joined Onsite in 1994. Prior to joining Onsite, Ms. Nelson Stubenberg was an associate with the San Diego law firm of Procopio, Cory, Hargreaves and Savitch, a business and commercial transactions firm. A member of the California State Bar and the American Bar Association, Ms. Nelson Stubenberg earned a Bachelor of Arts from the University of Redlands and a Juris Doctorate from the University of San Diego School of Law.

Directors’ Compensation

Beginning June 1, 1998, non-employee directors are entitled to a fixed fee for personal attendance at a Board meeting of $1,000 per meeting, or for attendance at a meeting via telephone of $750 per meeting, up to a maximum of $6,000 per year. Additionally, non-employee directors’ out-of-pocket expenditures currently are reimbursed.

Under Onsite’s 2001 Equity Incentive Plan (the “2001 Plan”), approved by stockholders at the 2001 annual stockholders meeting (held December 6, 2001), non-employee directors also receive periodic grants of stock options issued under the 2001 Plan’s non-discretionary grant of options. Each non-employee director automatically is granted an option to purchase 25,000 shares of Onsite Class A Common Stock on the date he or she becomes a director of Onsite, and on each anniversary date thereafter. The exercise price is the fair market value of the Onsite Class A Common Stock on the date of becoming a director and on the anniversary date, as appropriate. Each option when granted is immediately exercisable and currently has a 10 year term. Directors who also are officers of Onsite do not receive additional compensation for serving as directors.

In addition to non-discretionary grants, directors also can be awarded discretionary grants of options under the 2001 Plan. In February 2002, both as compensation to the non-employee directors for their past service to Onsite and as an additional incentive for continued service, the employee disinterested members of the Board of Directors approved the grant to each of the non-employee directors (Messrs. McGettigan and Holt) of options to purchase an additional 25,000 shares of Onsite’s Class A Common Stock. The exercise price is the fair market value of the Onsite Class A Common Stock on the date of the grant (February 5, 2002). These options are immediately exercisable and have 10 year terms.

Executive Compensation

The following table sets forth the aggregate cash compensation paid for the past three fiscal years by Onsite for services of Mr. Sperberg (President and Chief Executive Officer), and the four most highly compensated executive officers whose compensation exceeds $100,000 per year (Mr. Mazanec (Senior Vice President), Ms. Lowe (Vice President) Keith G. Davidson (former Vice President) and Bruce A. Hedman (former Vice President)).

SUMMARY COMPENSATION TABLE

							Long Term Compensation
		Annual Compensation					Awards			Payouts
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)		Restricted Stock Award(s) ($)	Securities Underlying Options/SARs (#)		LTIP Payouts ($)	All Other Compensation ($)
Richard T. Sperberg	2002	$220,000	$39,873		$20,242	(3)	–0–	150,000	(5)	–0–	$–0–
President and CEO	2001	$206,667	$80,000	(2)	$17,583	(3)	–0–	325,000	(6)	–0–	$–0–
	2000	$158,957	$–0–		$15,285	(3)	–0–	602,159	(7)	–0–	$17,500	(18)

Frank J. Mazanec	2002	$161,000	$48,333		$8,909	(3)	–0–	75,000	(8)	–0–	$–0–
Senior Vice President	2001	$150,500	$39,998		$8,909	(3)	–0–	225,000	(9)	–0–	$–0–
	2000	$133,381	$39,998		$8,909	(3)	–0–	397,904	(10)	–0–	$18,000	(19)

Elizabeth T. Lowe	2002	$150,000	$26,667		$14,979	(3)(4)	–0–	150,000	(11)	–0–	$–0–
Vice President	2001	$147,500	$–0–		$7,775	(3)	–0–	75,000	(12)	–0–	$–0–
	2000	$117,311	$–0–		$8,026	(3)	–0–	40,000	(13)	–0–	$13,000	(20)

Keith G. Davidson(1)	2002	$154,000	$38,333		$9,075	(3)	–0–	–0–		–0–	$–0–
Former Vice President	2001	$145,815	$39,998		$8,717	(3)	–0–	75,000	(14)	–0–	$–0–
	2000	$133,531	$39,998		$8,111	(3)	–0–	377,597	(15)	–0–	$18,000	(21)

Bruce A. Hedman(1)	2002	$132,000	$19,167		$50,540	(3)(4)	–0–	–0–		–0–	$–0–
Former Vice President	2001	$126,000	$–0–		$18,661	(3)(4)	–0–	50,000	(16)	–0–	$–0–
	2000	$114,000	$–0–		$6,558	(3)	–0–	40,000	(17)	–0–	$12,000	(22)

(1)
During fiscal year 2002, Messrs. Davidson and Hedman were employees of Energy Nexus Group, Inc., a wholly-owned subsidiary of Onsite (“Energy Nexus”). In September 2002, Onsite decided to wind-down the operations of Energy Nexus. As part of this process, Messrs. Davidson and Hedman resigned as officers of Onsite.

(2)
Represents a bonus granted on March 7, 2001, for $80,000, one-half of which is payable in cash and the balance of which is payable in Class A Common Stock, resulting in the issuance of 266,667 shares of Class A Common Stock to Mr. Sperberg. The cash portion of the bonus has not been paid in full as of October 7, 2002.

(3)	Includes a company car or car expense allowance and premiums for life insurance (if any).

(4)	Includes commissions paid or advanced in connection with negotiated customer contracts pursuant to the commission policy of Onsite and/or Energy Nexus, as applicable.

(5)
Represents a five year option to purchase 150,000 shares of Class A Common Stock granted on February 5, 2002, at $0.121, subject to vesting as follows: 37,500 shares vest on each of February 5, 2003, 2004, 2005 and 2006.

(6)
Includes (i) a five year option to purchase 150,000 shares of Class A Common Stock granted on August 23, 2000, at $0.088 per share (which option is fully vested); and (ii) a five year option to purchase 175,000 shares of Class A Common Stock granted on February 6, 2001, at $0.10175, subject to vesting as follows: 43,750 shares vest or vested on each of February 6, 2002, 2003, 2004 and 2005.

(7)
Includes five year options to purchase 376,954 shares of Class A Common Stock at $0.10725 per share, and 10 year options to purchase 225,205 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001, that were exercised by Mr. Sperberg on August 1, 2001.

(8)
Represents a 10 year option to purchase 75,000 shares of Class A Common Stock granted on February 5, 2002, at $0.11 per share, subject to vesting as follows: 18,750 shares vest on each of February 5, 2003, 2004, 2005 and 2006.

(9)
Includes (i) a 10 year option to purchase 100,000 shares of Class A Common Stock granted on August 23, 2000, at $0.08 per share (which option is fully vested); and (ii) a 10 year option to purchase 125,000 shares of Class A Common Stock granted on February 6, 2001, at $0.0925 per share, subject to vesting as follows: 31,250 shares vest or vested on each of February 6, 2002, 2003, 2004 and 2005.

(10)	Represents 10 year options to purchase 397,904 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001, that were exercised by Mr. Mazanec on August 1, 2001.

(11)
Represents a 10 year option to purchase 150,000 shares of Class A Common Stock granted on February 5, 2002, at $0.11 per share, subject to vesting as follows: 37,500 shares vest on each of February 5, 2003, 2004, 2005 and 2006.

(12)
Represents a 10 year option to purchase 75,000 shares of Class A Common Stock granted on February 6, 2001, at $0.0925 per share, subject to vesting as follows: 18,750 shares vest or vested on each of February 6, 2002, 2003, 2004 and 2005.

(13)	Represents a 10 year option to purchase 40,000 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001 (which options are fully vested).

(14)
Represents a 10 year option to purchase 75,000 shares of Class A Common Stock granted on February 6, 2001, at $0.0925 per share, that was relinquished by Mr. Davidson effective July 1, 2001, in connection with the formation of Energy Nexus.

(15)	Includes 10 year options to purchase 377,597 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001 (which options are fully vested).

(16)
Represents a 10 year option to purchase 50,000 shares of Class A Common Stock granted on February 6, 2001, at $0.0925 per share, that was relinquished by Dr. Hedman effective July 1, 2001, in connection with the formation of Energy Nexus.

(17)	Represents a 10 year option to purchase 40,000 shares of Class A Common Stock at $0.0975 per share, as repriced on June 1, 2001 (which options are fully vested).

(18)
In August 1999, in connection with the private placement of shares of Series E Convertible Preferred Stock to certain existing stockholders of Onsite, certain current and former executive officers of Onsite, including Mr. Sperberg, entered into a Salary Reduction Agreement pursuant to which they agreed to reductions in salary and/or commissions owed (for a six month period from August 1999 through January 2000) in exchange for shares of Class A Common Stock and certain Warrants. Thus the table includes the salary reduction taken by Mr. Sperberg in exchange for 87,500 shares of Class A Common Stock and Warrants to purchase 43,750 shares of Class A Common Stock (21,875 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

Each of the Salary Reduction Agreements entered into by certain current or former executive officers of Onsite, as described above, hereinafter in these footnotes shall be referred to as the “1999 Salary Reduction Agreement.”

(19)
Represents the salary reduction taken by Mr. Mazanec under the 1999 Salary Reduction Agreement in exchange for 90,000 shares of Class A Common Stock and Warrants to purchase 45,000 shares of Class A Common Stock (22,500 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(20)
Represents the salary reduction taken by Ms. Lowe under the 1999 Salary Reduction Agreement in exchange for 65,000 shares of Class A Common Stock and Warrants to purchase 32,500 shares of Class A Common Stock (16,250 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(21)
Represents the salary reduction taken by Mr. Davidson under the 1999 Salary Reduction Agreement in exchange for 90,000 shares of Class A Common Stock and Warrants to purchase 45,000 shares of Class A Common Stock (22,500 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

(22)
Represents the salary reduction taken by Dr. Hedman under the 1999 Salary Reduction Agreement in exchange for 60,000 shares of Class A Common Stock and Warrants to purchase 30,000 shares of Class A Common Stock (15,000 shares at each of $0.50 per share and $0.75 per share exercise prices), which Warrants expire August 13, 2009.

The following table sets forth options granted during the last fiscal year by Onsite to the individuals listed in the Summary Compensation Table.

Option/SAR Grants in Last Fiscal Year
Individual Grants

Name	Number of Securities Underlying Options/SARs Granted (#)	Percentage of Total Options/SARs Granted to Employees In Fiscal Year	Exercise or Base Price ($/Share)	Market Price on Date of Grant	Expiration Date
Richard T. Sperberg	150,000	14.87%	$0.121	$0.11	2/5/07
Frank J. Mazanec	75,000	7.43%	$0.11	$0.11	2/5/12
Elizabeth T. Lowe	150,000	14.87%	$0.11	$0.11	2/5/12
Keith G. Davidson	-0-	-0-	-0-	-0-	-0-
Bruce A. Hedman	-0-	-0-	-0-	-0-	-0-

Aggregated Option/SARs Exercises in Last Fiscal Year and
Fiscal Year-End Option/SARs Values

Name	Shares Acquired On Exercise (#)		Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY End (#) Exercisable/ Unexercisable		Value of Unexercised In-the-Money Options at FY End Exercisable/ Unexercisable *
Richard T. Sperberg	602,159	(1)	$15,895	193,750/281,250		$–0–/$–0–
Frank J. Mazanec	397,904	(2)	$12,932	131,250/168,750		$–0–/$–0–
Elizabeth T. Lowe	–0–		$–0–	58,750/206,250		$–0–/$–0–
Keith G. Davidson	–0–		$–0–	377,597/ –0–	(3)	$–0–/$–0–
Bruce A. Hedman	–0–		$–0–	40,000/ –0–	(4)	$–0–/$–0–

*	Based upon the average price of $0.065 as of June 30, 2002.

(1)
On August 1, 2001, Mr. Sperberg exercised a portion of his vested options, purchasing 602,159 shares of Class A Common Stock in exchange for a promissory note for the exercise price ($62,385.81), all in accordance with the 1993 Plan. The promissory note bears interest at the rate of 6.0% per annum, requires annual interest payments, is secured by the exercised option shares of Class A Common Stock and is due and payable upon the earlier of the sale of the exercised option shares or August 1, 2006.

(2)
On August 1, 2001, Mr. Mazanec exercised a portion of his vested options, purchasing 397,904 shares of Class A Common Stock in exchange for a promissory note for the exercise price ($38,795.64), all in accordance with the 1993 Plan. The promissory note bears interest at the rate of 6.0% per annum, requires annual interest payments, is secured by the exercised option shares of Class A Common Stock and is due and payable upon the earlier of the sale of the exercised option shares or August 1, 2006.

(3)
Although Mr. Davidson was granted options on February 6, 2001, to purchase 75,000 shares of Onsite’s Class A Common Stock, effective July 1, 2001, he relinquished all right to these options in connection with the formation of Energy Nexus.

(4)
Although Dr. Hedman was granted options on February 6, 2001, to purchase 50,000 shares of Onsite’s Class A Common Stock, effective July 1, 2001, he relinquished all right to these options in connection with the formation of Energy Nexus.

Onsite 1993 Stock Option Plan and 2001 Equity Incentive Plan

In February 1994, Onsite’s stockholders approved the 1993 Plan and had approved amendments to the 1993 Plan over the years to increase the number of shares subject to the 1993 Plan. Currently under the 1993 Plan, a total of 3,900,000 shares of Class A Common Stock may be issued, of which approximately 2,333,000 shares were subject to options as of October 7, 2002. The exercise prices range from $0.07 to $5.31 per share. The purpose of the 1993 Plan was to attract and retain the best personnel and to give option recipients a greater personal stake in the success of the business. The 1993 Plan is a “dual plan” that provides for the grant of both non-qualified stock options and incentive stock options.

Additionally, effective September 26, 2001, subject to stockholder approval, the Board of Directors approved the 2001 Plan, which, in addition to non-qualified stock options and incentive stock options, also provides for the issuance of stock appreciation rights, restricted stock, stock units and other stock grants to key personnel of Onsite and its subsidiaries. The 2001 Plan was approved by stockholders at the 2001 annual meeting, held on December 6, 2001, and has since been used in lieu of option grants pursuant to the 1993 Plan. Currently under the 2001 Plan a total of 2,000,000 shares of Class A Common Stock may be issued, of which 892,000 shares are subject to options as of October 7, 2002. The exercise prices range from $0.11 to $0.121 per share. Like the 1993 Plan, the purpose of the 2001 Plan is to attract and retain the best personnel. The Board of Directors believes that stock options have proven to be an important component of Onsite’s overall compensation and incentive strategy for employees, directors, officers and consultants, and believes an equity incentive program will continue to be effective for these purposes. Onsite is committed to broad-based participation in the equity incentive program by employees at all levels and by directors, officers and consultants. Onsite believes that the equity incentive program is important in order to maintain Onsite’s culture, employee motivation, and continued success.

The following table sets forth certain information about securities authorized for issuance under Onsite’s equity compensation plans as of June 30, 2002:

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	85,000	$5.3125	-0-	(1)
	2,333,000	$0.1683	-0-	(2)
	892,000	$0.112	1,108,000	(3)
Equity compensation plans not approved by security holders	489,000	$0.4185	-0-	(4)
	526,000	$0.1875	-0-	(5)
	160,000	$0.4185	-0-	(6)
	174,000	$0.50	-0-	(7)
	174,000	$0.75	-0-	(7)

Total	1,523,000	$0.3169	1,108,000

(1)
Effective February 15, 1994, as part of stockholder approval of the reorganization of Onsite-Cal and WEM, stockholders approved Onsite’s assumption of the WEM 1991 Non-Statutory Stock Option Plan (the “WEM Plan”). Under the WEM Plan, options could be granted to non-employee directors, officers, employees and consultants to purchase up to 160,000 shares of Onsite’s Class A Common Stock. With the exception of one outstanding grant of 85,000 shares, which expires in January 2003, all other options previously issued under the WEM Plan either were exercised or expired by their terms. Onsite no longer utilizes the WEM Plan and thus no additional options are available for grant thereunder.

(2)
During fiscal year 1994, Onsite’s stockholders adopted the 1993 Stock Option Plan (the “1993 Plan”), which subsequently was amended by stockholders to increase the number of shares available for grants thereunder. Up to 3,900,000 shares of Class A Common Stock were available for grants under the 1993 Plan. As discussed in footnote (3) below, in 2001, the stockholders of Onsite adopted the 2001 Equity Incentive Plan, as amended (the “2001 Plan”), to replace the 1993 Plan and thus no additional options are available for grant under the 1993 Plan. For additional information on the 1993 Plan, see Note 12 to Onsite’s financial statements on Form 10-KSB for fiscal year ended June 30, 2002.

(3)
In 2001, the stockholders of Onsite adopted the 2001 Plan, which replaces the 1993 Plan. Under the 2001 Plan, 2,000,000 shares of Class A Common Stock are available for grants of options, restricted stock, stock appreciation rights and stock bonuses. For additional information on the 2001 Plan, see Note 12 to Onsite’s financial statements on Form 10-KSB for fiscal year ended June 30, 2002.

(4)
In June 1998, Onsite, through a wholly-owned subsidiary, purchased certain assets and assumed certain liabilities of SYCOM Enterprises, LLC. As part of this transaction, Onsite entered into a Sale and Noncompetition Agreement with SYCOM Corporation and an affiliate pursuant to which Onsite and its subsidiary acquired the right to the services and expertise of the employees of SYCOM Corporation. During fiscal year 1999, Onsite authorized the grant of options to purchase shares of Class A Common Stock to employees of SYCOM Corporation. These grants were not part of the 1993 Plan. In June 2000, Onsite terminated the Sale and Noncompetition Agreement and the right to utilize SYCOM Corporation employees thereunder. Accordingly no additional non-plan options are available for grant. For additional information on the non-plan options, see Note 12 to Onsite’s financial statements on Form 10-KSB for fiscal year ended June 30, 2002.

(5)
In September 1997, Onsite issued Warrants to purchase 526,000 shares of Class A Common Stock at $0.1875 per share to Mr. Sperberg and Proactive Partners, L.P., a stockholder, in exchange for posting collateral and guaranteeing certain bonds issued on one of Onsite’s projects. These Warrants originally were scheduled to expire in September 2002. In September 2002, the disinterested members of the Board of Directors approved an extension of their terms to September 2007. No additional Warrants are available for grant in connection with this transaction.

(6)
In June 1998, Onsite issued Warrants to purchase 160,000 shares of Class A Common Stock at $0.4185 per share to Proactive Partners, L.P., a stockholder, and its general partner, Proactive Investment Managers, L.P., as consideration for services rendered in connection with the asset acquisition described in footnote (4) above. These Warrants expire in June 2003. No additional Warrants are available for grant in connection with this transaction.

(7)
In August 1999, Onsite issued Warrants to purchase 174,000 shares of Class A Common Stock at an exercise price of $0.50 per share and 174,000 shares of Class A Common Stock at an exercise price of $0.75 per share to certain current and former executive officers of Onsite under Salary Reduction Agreements. Under these Agreements, the executives agreed to reductions in salary and/or commissions owed (for a six month period from August 1999 through January 2000) in exchange for shares of Class A Common Stock and Warrants. These Warrants expire in August 2009. No additional Warrants are available for grant in connection with this transaction.

Onsite 401(k) Plan

Since 1990, Onsite has maintained a 401(k) plan. The Onsite 401(k) plan provides for broad-based employee participation and all Onsite employees are eligible to enroll after meeting certain criteria such as the length of employment, hours worked and age. Pursuant to a 1994 amendment to the 401(k) plan, Onsite provides a matching contribution in Class A Common Stock of 75% of the employees’ contribution (up to 6% of salary, subject to customary limitations on contributions by highly compensated individuals). This match is discretionary and, under a recent amendment to the 401(k) plan, subject to change by the Board of Directors on a quarterly basis.

The shares contributed by Onsite are subject to certain vesting periods. Certain officers and directors who cease participation in the Onsite 401(k) plan may not participate for at least six months. Further, except in limited distributions such as termination of employment, retirement, disability or death, any Onsite Class A Common Stock distributed to any officer or director from the Onsite 401(k) plan must be held by the participant for six months prior to sale. At the end of Onsite’s fiscal year, 1,253,267 shares of Onsite Class A Common Stock were earned by all participants of the Onsite 401(k) plan, of which 461,003 shares in the aggregate (fully vested) have been earned by Messrs. Sperberg, Mazanec, Davidson and Hedman and Ms. Lowe.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS THEREOF

The following table sets forth certain information about the ownership of Onsite’s Class A Common Stock, Series C Convertible Preferred Stock (on an as-converted basis) and Series E Convertible Preferred Stock (on an as-converted basis) as of September 27, 2002, by (i) those persons known by Onsite to be the beneficial owners of more than 5% of the total number of outstanding shares of any class entitled to vote; (ii) each director and named executive officer; and (iii) all directors and officers of Onsite as a group. The table includes Class A Common Stock issuable upon the exercise of Options or Warrants that are exercisable within 60 days. Except as indicated in the footnotes to the table, the named persons have sole voting and investment power with respect to all shares of Onsite Class A Common Stock shown as beneficially owned by them, subject to community property laws where applicable. The ownership figures in the table are based on the books and records of Onsite.

	Class A Common Stock
Name and Addressof Beneficial Owner	Amount of Ownership		Percent of Class
Keith G. Davidson	546,627	(1)	2.47
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

Gruber & McBaine Capital Management., LLC	4,567,572	(2)	18.19
50 Osgood Place
San Francisco, CA 94133

Jon D. Gruber	9,676,955	(3)	33.99
50 Osgood Place
San Francisco, CA 94133

Bruce A. Hedman	130,000	(4)	*
1401 Wilson Boulevard, Suite 1101
Arlington, VA 22209

H. Tate Holt	346,441	(5)	1.57
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

Lagunitas Partners, L.P.	4,233,101	(6)	16.86
50 Osgood Place
San Francisco, CA 94133

Elizabeth T. Lowe	156,250	(7)	*
2303 Camino Ramon, Suite 280
San Ramon, CA 94583

Frank J. Mazanec	908,457	(8)	4.15
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

J. Patterson McBaine	9,625,355	(9)	33.81
50 Osgood Place
San Francisco, CA 94133

Charles C. McGettigan	5,639,383	(10)	21.88
50 Osgood Place
San Francisco, CA 94133

	Class A Common Stock
Name and Addressof Beneficial Owner	Amount of Ownership		Percent of Class
Proactive Investment Managers, L.P.	4,909,383	(11)	19.56
50 Osgood Place
San Francisco, CA 94133

Proactive Partners, L.P.	4,829,383	(12)	19.31
50 Osgood Place
San Francisco, CA 94133

Richard T. Sperberg	3,720,186	(13)	16.68
701 Palomar Airport Road, Suite 200
Carlsbad, CA 92009

Eric B. Swergold	4,567,572	(14)	18.19
50 Osgood Place
San Francisco, CA 94133

SYCOM Enterprises, LLC	1,750,000		8.05
27 Worlds Fair Drive, First Floor
Somerset, NJ 08873

Westar Industries, Inc.	6,419,865	(15)	25.70
818 South Kansas Street
Topeka, KS 66601

Myron A. Wick III	4,909,383	(16)	19.56
50 Osgood Place
San Francisco, CA 94133

All Directors and Officers as a Group(10)	11,438,638	(17)	44.49

*	Less than one percent (1%).

(1)
In addition to 124,030 shares of Class A Common Stock over which Mr. Davidson has sole voting and investment power (which number includes 30,600 shares held by Mr. Davidson’s children), the table reflects 377,597 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring August 9, 2005 (70,000 shares), November 20, 2005 (37,072 shares), January 25, 2006 (11,407 shares), May 22, 2006 (19,118 shares), March 13, 2007 (100,000 shares), October 28, 2007 (40,000 shares) and April 1, 2008 (100,000 shares).

In August 1999 in connection with the private placement of shares of Series E Convertible Preferred Stock to certain existing stockholders of Onsite, certain current or former executive officers of Onsite, including Mr. Davidson, entered into Salary Reduction Agreements pursuant to which they agreed to reductions in salary and/or commissions owed (for a six month period from August 1999 through January 2000) in exchange for shares of Class A Common Stock and certain Warrants. The table reflects 90,000 shares of Class A Common Stock issued to Mr. Davidson under the Salary Reduction Agreement (which number is included in the 124,030 shares of Class A Common Stock listed above) and 45,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009.

Each of the Salary Reduction Agreements entered into by certain current or former executive officers of Onsite, as described above, hereinafter in these footnotes shall be referred to as the “1999 Salary Reduction Agreement.”

(2)	Gruber & McBaine Capital Management, LLC (“Gruber & McBaine”), the successor-in-interest to Gruber & McBaine Capital Management, Inc., a California corporation, is an investment advisor and a general partner of Lagunitas Partners, L.P. Consequently, Gruber & McBaine has or shares voting or dispositive power over 3,442,572 shares of Class A Common Stock (which number includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock) and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009. See also footnote (6).

(3)
Mr. Gruber is a member of Gruber & McBaine Capital Management, LLC, which is an investment advisor and a general partner of Lagunitas Partners, L.P., and is a general partner of Proactive Investment Managers, L.P., which also is an investment advisor and general partner of Proactive Partners, L.P. Consequently, in addition to 200,000 shares of Class A Common Stock over which Mr. Gruber has sole voting and investment power (which number includes shares held by Mr. Gruber’s family members and foundations), Mr. Gruber also has or shares voting or dispositive power over 6,991,955 shares of Class A Common Stock (which number includes 4,250,000 shares of Class A Common Stock underlying 42,500 shares of Series E Convertible Preferred Stock) and 2,485,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring June 30, 2003, September 11, 2007, and August 2, 2009. See also footnotes (6) and (12).

(4)
Includes 40,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring May 8, 2008. The table also reflects 60,000 shares of Class A Common Stock (over which Dr. Hedman has sole voting and investment power) and 30,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009 issued to Dr. Hedman under the 1999 Salary Reduction Agreement.

(5)
Includes 71,441 shares of Class A Common Stock over which Mr. Holt has sole voting and dispositive power and 275,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring January 25, 2006 (50,000 shares), May 4, 2006 (25,000 shares), April 23, 2007 (25,000 shares), May 4, 2007 (25,000 shares), May 4, 2008 (25,000 shares), May 4, 2009 (25,000 shares), May 4, 2010 (25,000 shares), May 4, 2011 (25,000 shares), February 5, 2012 (25,000 shares) and May 4, 2012 (25,000 shares).

(6)
Includes 307,119 shares of Class A Common Stock, 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009, and over which Lagunitas Partners, L.P. (“Lagunitas”), has sole voting and investment power. The table also reflects 550,982 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Lagunitas, and Westar Industries (the “Stockholders Agreement”). The Stockholders Agreement will expire by its terms on or about October 28, 2002.

(7)
Includes 57,750 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring December 22, 2007 (40,000 shares) and February 6, 2010 (18,750). The table also reflects 60,000 shares of Class A Common Stock (over which Ms. Lowe has sole voting and investment power) and 32,500 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009, issued to Ms. Lowe under the 1999 Salary Reduction Agreement.

(8)
Includes (i) 131,250 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring August 23, 2010 (100,000), and February 6, 2011 (31,250); (ii) 487,904 shares of Class A Common Stock over which Mr. Mazanec has sole voting and investment power; and (iii) 72,757 shares of Class A Common Stock over which Mr. Mazanec, as a trustee of the Mazanec Family Trust, has or shares voting or dispositive power. The table reflects 90,000 shares of Class A Common Stock (which number is included in the 487,904 shares of Class A Common Stock listed above) and 45,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009, issued to Mr. Mazanec under the 1999 Salary Reduction Agreement.

The table also reflects 171,546 shares of Class A Common Stock that are subject to an Agreement of Stock Purchase and Sale among Messrs. Mazanec, Hector A. Esquer, William M. Gary and Sperberg.

Messrs. Esquer, Gary and Sperberg had entered into such Agreement whereby they sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the reorganization of Onsite-Cal and WEM into Onsite, with respect to the shares sold. The term of this Agreement has expired as between Messrs. Gary and Mazanec, and thus the table reflects all adjustments for shares that have vested and been paid for in full, or returned to Mr. Gary.

(9)
Mr. McBaine is a member of Gruber & McBaine Capital Management, LLC, an investment advisor and a general partner of Lagunitas Partners, L.P., and is a general partner of Proactive Investment Managers, L.P., also an investment advisor and a general partner of Proactive Partners, L.P. Consequently, in addition to the 148,400 shares of Class A Common Stock over which he has sole voting and investment power (which number includes shares held by Mr. McBaine’s family members), Mr. McBaine has or shares voting or dispositive power over 6,991,955 shares of Class A Common Stock (which number includes 4,250,000 shares of Class A Common Stock underlying 42,500 shares of Series E Convertible Preferred Stock) and 2,485,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring June 30, 2003, September 11, 2007, and August 2, 2009. See also footnotes (6) and (12).

(10)
Includes Options to purchase 300,000 shares of Class A Common Stock exercisable until January 25, 2006 (75,000 shares), July 13, 2006 (25,000 shares), April 23, 2007 (25,000 shares), July 13, 2007 (25,000 shares), July 13, 2008 (25,000 shares), July 13, 2009 (25,000 shares), July 13, 2010 (25,000 shares), July 13, 2011 (25,000 shares), February 5, 2012 (25,000 shares), and July 13, 2012 (25,000 shares). In addition to 305,000 shares of Class A Common Stock in which Mr. McGettigan has sole voting and investment power (which number includes 250,000 shares of Class A Common Stock underlying 2,500 shares of Series E Convertible Preferred Stock) and 125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009, Mr. McGettigan is a general partner of Proactive Investment Managers, L.P., an investment advisor and a general partner of Proactive Partners, L.P., and is a general partner of McGettigan, Wick & Co., Inc., and consequently has or shares voting or dispositive power over 3,549,383 shares of Class A Common Stock (which number includes 2,000,000 shares of Class A Common Stock underlying 20,000 shares of Series E Convertible Preferred Stock), and 1,360,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring June 30, 2003, September 11, 2007, and August 2, 2009. See also footnote (12).

(11)
Proactive Investment Managers, L.P. (“PIM”), is a general partner of Proactive Partners, L.P., and consequently has or shares voting or dispositive power over 3,549,383 shares of Class A Common Stock (which number includes 2,000,000 shares of Class A Common Stock underlying 20,000 shares of Series E Convertible Preferred Stock) and 1,280,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring June 30, 2003, September 11, 2007, and August 2, 2009. The table also reflects 80,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring June 30, 2003, and over which PIM has sole voting and investment power. See also footnote (12).

(12)
In addition to 2,475,478 shares of Class A Common Stock over which Proactive Partners, L.P. (“Proactive”), has sole voting and investment power (which number includes 2,000,000 shares of Class A Common Stock underlying 20,000 shares of Series E Convertible Preferred Stock), the table reflects 1,280,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring June 30, 2003, September 11, 2007, and August 2, 2009. The table also reflects 1,073,905 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Proactive, and Westar Industries. The Stockholders Agreement will expire by its terms on or about October 28, 2002.

(13)
Includes 193,750 shares of Class A Common Stock that may be immediately acquired upon the exercise of Options expiring August 23, 2005 (150,000 shares) and February 5, 2006 (43,750 shares), 325,988 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring September 11, 2007, 1,688,395 shares over which Mr. Sperberg has sole voting and investment power (which number includes 221,656 shares held by one of Mr. Sperberg’s minor sons), and 87,500 shares of Class A Common Stock and 43,750 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 13, 2009 issued to Mr. Sperberg under the 1999 Salary Reduction Agreement. The table also reflects 1,216,097 shares of Class A Common Stock that are subject to the Stockholders Agreement among certain stockholders of Onsite, including Mr. Sperberg, and Westar Industries. The Stockholders Agreement will expire by its terms on or about October 28, 2002.

Additionally the table reflects 164,706 shares of Class A Common Stock that are subject to an Agreement of Stock Purchase and Sale among Messrs. Sperberg, Esquer, Gary and Mazanec. As previously disclosed, Messrs. Sperberg, Esquer and Gary entered into such Agreement whereby they have sold, subject to payment and vesting schedules, shares of Onsite-Cal to Messrs. Esquer and Mazanec. Until a share is paid for all voting and dispositive rights remain with the seller. Upon vesting and payment, each such purchaser of the Onsite-Cal shares became entitled to the same number of Onsite Class A Common Stock received by the sellers, pursuant to the reorganization of Onsite-Cal and WEM into Onsite, with respect to the shares sold. As previously disclosed, the term of this Agreement has expired as between Messrs. Gary and Mazanec, and Messrs. Sperberg and Esquer also terminated the Agreement as between them. Thus the table reflects all adjustments for shares that have been returned to Mr. Sperberg.

(14)
Mr. Swergold is a member of Gruber & McBaine Capital Management, LLC, an investment advisor and a general partner of Lagunitas Partners, L.P. Consequently, Mr. Swergold has or shares voting or dispositive power over 3,442,572 shares of Class A Common Stock (which number includes 2,250,000 shares of Class A Common Stock underlying 22,500 shares of Series E Convertible Preferred Stock) and 1,125,000 shares of Class A Common Stock that may be immediately acquired upon the exercise of Warrants expiring August 2, 2009. See also footnote (6).

(15)
Includes the following securities that are subject to the Stockholders Agreement among certain stockholders of Onsite and Westar Industries: 3,174,265 shares of Class A Common Stock, and 3,245,600 shares of Class A Common Stock underlying 649,120 shares of Series C Convertible Preferred Stock. The table does not reflect unpaid dividends of 32,031 shares of Series C Convertible Preferred Stock. The Stockholders Agreement will expire by its terms on or about October 28, 2002.

(16)
Mr. Wick is a general partner of Proactive Investment Managers, L.P., an investment advisor and a general partner of Proactive Partners, L.P., and is a general partner of McGettigan, Wick & Co., Inc., and consequently has or shares voting or dispositive power over 3,549,383 shares of Class A Common Stock and 1,360,000 shares of Class A Common Stock thatmay be immediately acquired upon the exercise of Warrants expiring June 30, 2003, September 11, 2007, and August 2, 2009. See also footnote (12).

(17)
Includes the aggregate of ownership of Messrs. Davidson, Hedman, Holt, Mazanec, McGettigan and Sperberg as set forth in footnotes (1), (4), (5), (8), (10) and (13), and of Ms. Lowe as set forth in footnote (7), and an aggregate of 71,000 shares of Class A Common Stock held by other officers and directors, 75,000 shares of Class A Common Stock that may be acquired within the next 60 days upon the exercise of Options held by other officers, 10,000 shares of Class A Common Stock that may be acquired within the next 60 days upon the exercise of Warrants held by other officers and 171,546 shares of Class A Common Stock that are subject to a Stock Purchase Agreement among Messrs. Esquer, Gary, Mazanec and Sperberg. For purposes of calculating this footnote, the number of shares attributable to Mr. Sperberg does not include the 164,706 shares that are subject to the above Stock Purchase Agreement because these shares are counted as owned by Mr. Mazanec.

COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Onsite directors, executive officers and persons who own more than 10% of Onsite’s Class A Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Directors, officers and stockholders of more than 10% of Onsite’s Class A Common Stock are required by the SEC regulations to furnish Onsite with copies of all Section 16(a) forms they file.

Based solely on review of the copies of such forms furnished to Onsite, or written representations that such filings were not required, Onsite believes that since July 1, 2001, through the end of the 2002 fiscal year, all Section 16(a) filing requirements applicable to its directors, officers and stockholders of more than 10% of Onsite’s Class A Common Stock were complied with except as follows: (i) one report (Form 3) covering one transaction inadvertently was filed late by a former officer of Onsite; (ii) one report (Form 4) covering two transactions inadvertently was filed late by Westar Industries; (iii) one report (Form 4) covering one transaction inadvertently was filed late by Messrs. Sperberg and Mazanec; (iv) one report (Form 4) covering two transactions inadvertently was filed late by Gruber McBaine & Capital Management, LLC; and (v) one report (Form 4) covering three transactions inadvertently was filed late by each of Jon Gruber and J. Patterson McBaine. Additionally, Onsite has not received a copy of a Form 5 from one former officer of Onsite.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

August 2001 Option Exercise

On August 1, 2001, Messrs. Sperberg and Mazanec exercised a portion of their vested options, resulting in Mr. Sperberg purchasing 602,159 shares of Class A Common Stock in exchange for a promissory note for the exercise price of $62,385.81 and Mr. Mazanec purchasing 397,904 shares of Class A Common Stock in exchange for a promissory note for the exercise price of $38,795.64. The options were exercised and notes executed in accordance with the 1993 Plan. The promissory notes bear interest at the rate of 6% per annum, requires annual interest payments, are secured by the exercised option shares of Class A Common Stock and are due and payable upon the earlier of the sale of the exercised option shares or August 1, 2006. Mr. Sperberg is a director and the President and Chief Executive Officer of Onsite, and Mr. Mazanec is a director and the Senior Vice President of Onsite.

June 2002 Loans to Onsite

In June 2002, Messrs. Sperberg, Blevins and Maynard loaned Onsite $49,500 in cash to fund certain critical expenditures. These loans are evidenced by promissory notes and secured by the assets of Onsite. Under the terms of the loans, the amounts advanced must be repaid plus a fee of $9,900 (which includes all applicable interest). These loans, which originally were due and payable on or before July 31, 2002, were repaid on or about October 3, 2002, together with a late fee of 10%. These loans were approved by the non-employee directors of Onsite. Mr. Sperberg is a director and the President and Chief Executive Officer of Onsite. Mr. Blevins is the Chief Financial Officer of Onsite. Mr. Maynard is a Vice President of Onsite.

OTHER MATTERS

Relationship with Independent Accountants

On October 15, 2001, and as previously reported in a Current Report on Form 8-K for October 15, 2001, and filed with the SEC on October 19, 2001 (the “Form 8-K”), Onsite engaged the accounting firm of Swenson Advisors, LLP (Swenson), as Onsite’s independent certifying accountants for the remainder of fiscal year ending June 30, 2002. On October 15, 2001, Onsite notified Hein + Associates LLP (Hein) of its dismissal. Hein had served as Onsite’s independent accountants since July 1995. The Board of Directors reserves the right each year to seek competitive bids for Onsite’s annual audit in a continuing effort by both the Board and management to look for ways to reduce costs. As a result, the Board sought competitive bids for the fiscal year 2002 audit, and based on a review of several accounting firms, selected Swenson, which has public company auditing experience. Onsite’s engagement of Swenson to replace Hein was recommended by the Audit Committee and approved by the Board of Directors.

During the two fiscal years ended June 30, 2000, and June 30, 2001, and through the subsequent interim period ended October 15, 2001, to the best of Onsite’s knowledge there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hein would have caused Hein to make reference in connection with its report on the financial statements of Onsite for such years. Hein reports on the financial statements as of and for the years ended June 30, 2000, and June 30, 2001, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to Onsite’s ability to continue as a going concern.

Prior to engaging Swenson, Onsite consulted with Swenson as to its qualifications, experience and ability to audit Onsite’s financial statements. Onsite and Swenson did not have any substantive discussions regarding the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on Onsite’s financial statements and there are no reports nor written or oral advice provided by the new accountants, other than the expected costs of audits and accounting services and the accountants’ experience, provided in deciding to retain Swenson. Further, during the two fiscal years ended June 30, 2000, and June 30, 2001, and through the subsequent interim period ended October 15, 2001, in accordance with Rule 304 (a)(1)(iv) of Regulation S-B, promulgated by the SEC, and in conjunction with the audit of Onsite’s financial statements for the fiscal years ended June 30, 2000 and 2001, there were no reportable events.

Prior to changing auditors, Hein did not express a difference of opinion regarding any events listed in Item 304(a)(2)(ii)(A) through (D) of Regulation S-B. At the time of the filing of the Form 8-K, Swenson was expected to audit Onsite’s financial statements as of and for the period ended June 30, 2002. Prior to filing with the SEC, Onsite provided a copy of the Form 8-K, as later filed, to both Hein and Swenson, requesting in the case of Hein that it provide Onsite with a letter addressed to the SEC stating whether it agrees with the statements made therein by Onsite in response to Item 304(a) of Regulation S-B. Onsite requested that Hein review that filing and this section of last year’s Proxy Statement, and indicated that Onsite would file any letter with the SEC submitted by Hein that contained any new information, any clarification of Onsite’s expression of its views herein or the respects in which Hein did not agree with the statements made by Onsite in such Form 8-K in response to Item 304(a) of Regulation S-B.

On November 1, 2001, Onsite filed a Form 8-K/A, to amend its original Form 8-K to include a letter dated October 30, 2001, from Hein to the SEC. In its letter to the SEC, Hein agreed with Onsite’s statement included under Item 4 of Onsite’s Form 8-K except that Hein’s letter indicated the following:

1.    In May 2001, Onsite proposed changing its accounting method currently in use to account for costs related to certain long-term contracts. At Onsite’s request, Hein analyzed the proposed change, including prior comments and guidance received from the staff of the SEC, and verbally reported that Hein would not be in a position at that time to issue a preferability letter as to such change. Hein believed that the issue was therefore resolved. However, in early September 2001, prior to the release of Hein’s report, Onsite informed Hein that Onsite had initiated a conference call with the SEC staff to discuss the proposed accounting change. Hein participated in that call, and while the SEC staff did not reach a conclusion, Hein believe that they expressed doubt as to Onsite’s ability to be able to satisfy both Hein and the SEC staff as to the preferability of the proposed change. Hein is unaware of Onsite’s current position on such change.

2.    Hein is not in a position to agree or disagree with Onsite’s statement that the change in principal accountants was recommended by the Audit Committee and approved by the Board of Directors.

3.    Hein is not in a position to agree or disagree with Onsite’s statement that Swenson was not engaged regarding the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on Onsite’s financial statements.

In its filed Form 8-K/A, Onsite responded to the items addressed in Hein’s October 30, 2001, letter to the SEC as follows:

1.    During the two fiscal years ended June 30, 2000, and June 30, 2001, and through the subsequent interim period ended October 15, 2001, to the best of Onsite’s knowledge, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Hein would have caused that firm to make reference in connection with its report on the financial statements of Onsite for such years. Onsite, as part of its ongoing policies, continually works to improve the quality of its financial statements. Accordingly, Onsite, while not having made any changes to its accounting methods, has been evaluating alternative accounting methods to improve the quality of financial presentation in connection with its long-term energy efficiency contracts. Onsite held discussions with both Hein and the staff of the SEC prior to October 15, 2001, regarding these alternative accounting methods. Onsite did not discuss these matters with Swenson prior to October 15, 2001. Onsite plans to continue its research into this matter. When, if at all, Onsite changes its accounting methods regarding its long-term energy efficiency contracts, the change will be accordance with Generally Accepted Accounting Principles, and will have the concurrence of Onsite’s independent auditors and the staff of the SEC.

2.    Onsite reiterates that the engagement of Swenson and the dismissal of Hein were recommended by Onsite’s Audit Committee and approved by Onsite’s Board of Directors.

3.    Onsite did not engage in any discussions with Swenson regarding the application of accounting principles to any specific accounting transaction or type of audit opinion that might be rendered on Onsite’s financial statements prior to October 15, 2001.

Representatives of Swenson may be present at the Meeting to be available to respond to appropriate questions from stockholders. Any representative of Swenson present at the Meeting will have the opportunity to make a statement if he or she desires.

Audit Fees

The aggregate fees billed for professional services rendered for the audit of Onsite’s annual financial statements and the review of the financial statements included in Onsite’s quarterly reports on Form 10-QSB for the fiscal year ended June 30, 2002, were $137,525. Of this amount, approximately $85,090 were billed by Onsite’s former independent auditors for audit issues related to prior fiscal years.

All Other Fees

The aggregate fees billed for all other professional services rendered by Onsite’s independent auditors, including tax services, for the fiscal year ended June 30, 2002, were $38,839. All of these fees relate, however, to tax services for prior fiscal years.

Other Matters

The Board of Directors of Onsite knows of no other matters that may be or are likely to be presented at the Meeting. However, if additional matters are presented at the Meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their best judgment on such matters pursuant to the discretionary authority granted to them by the terms and conditions of the proxy.

Stockholder Proposals

Stockholder proposals to be included in Onsite’s Proxy Statement and proxy card for Onsite’s next annual meeting must meet the requirements of Rule 14a-8 promulgated by the SEC, and must be received by Onsite no later than June 28, 2003.

Additional Information

A copy of Onsite’s Form 10-KSB for fiscal year ended June 30, 2002, containing Onsite’s 2002 audited financial statements, including the report of its independent public accountants, accompanies this Proxy Statement. Stockholders, however, may obtain additional copies by written request addressed to Onsite’s Secretary, Audrey Nelson Stubenberg.

ONSITE ENERGY CORPORATION

By Order of the Board of Directors

Audrey Nelson Stubenberg Secretary

Carlsbad, CA
October 24, 2002